                                                              Exhibit 99.906CERT

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Special Investment Trust (the "Trust") that:

   (a) the Annual Report of the Trust on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Special Investment Trust

Date: February 16, 2005
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/s/James L. O'Connor
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James L. O'Connor
Treasurer

Date: February 16, 2005
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/s/Thomas E. Faust, Jr.
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Thomas E. Faust, Jr.
President